Third Quarter Investor Presentation November 5, 2019

Safe Harbor Disclosure  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for and availability of residential and small-balance commercial real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the real estate investment trust qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; general volatility of the capital markets and the market price of our shares of common stock; and the degree and nature of our competition.  The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2018, which can be accessed through the link to our Securities and Exchange Commission ("SEC") filings on our website (www.great-ajax.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q and 8-K. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Unless stated otherwise, financial information included in this presentation is as of September 30, 2019. 2

Business Overview  Leverage long-standing relationships to acquire mortgage loans through privately negotiated transactions from a diverse group of customers – Over 90% of our acquisitions since inception have been privately negotiated – Acquisitions made in 288 transactions since inception. Four transactions closed in Q3 2019  Use our manager’s proprietary analytics to price each mortgage pool on an asset-by-asset basis – We own 19.8% of our manager  Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas – Typical acquisition contains 25 – 100 loans with a total market value between $5 – $20 million  Our affiliated servicer services the loans asset-by-asset and borrower-by-borrower – We own 8% and hold warrants to purchase up to an additional 12% of our affiliated servicer  Our objective is to maximize returns for each asset by utilizing a full menu of loss mitigation and asset optimization techniques  Analytics and processes of our manager and servicer enable us to broaden our reach through joint ventures with third-party institutional investors  Use moderate non-mark-to-market leverage 3

Highlights – Quarter Ended September 30, 2019  Formed joint ventures that acquired $241.5 million in unpaid principal balance (“UPB”) of mortgage loans with collateral values of $429.5 million and retained $43.4 million of varying classes of related securities issued by the joint ventures to end the quarter with $236.5 million of investments in debt securities and beneficial interests  Purchased $0.4 million of re-performing mortgage loans ("RPLs") with UPB of $0.5 million and underlying collateral values of $0.7 million to end the quarter with $1.2 billion in net mortgage loans  Acquired three multi-family rental properties for $16.0 million and two single-tenant, triple net lease commercial properties for $1.5 million  Interest income of $27.7 million net of $0.4 million in servicing fee expense on loans held in joint ventures; Net interest income after provision for loan losses of $13.4 million  Overall cost of funds decreased approximately 20 basis points due to issuance of AAA rated bonds from our second rated securitization, Ajax Mortgage Loan Trust 2019-D, as well as from lower interest rates on our repurchase lines of credit  Net income attributable to common stockholders of $7.7 million  Basic earnings per share (“EPS”) of $0.39  Taxable income of $0.20 per share  Book value per share of $15.86 at September 30, 2019  Collected total cash of $69.6 million, including $60.3 million from loan payments, loan payoffs and sales of REO and $9.3 million from our investments in debt securities and beneficial interests  Held $57.9 million of cash and cash equivalents at September 30, 2019 4

Portfolio Overview – as of September 30, 2019 1 Unpaid Principal Balance Property Value 3% 2% 3% RPL RPL NPL NPL REO 95% 97% $1,290.1 MM $1,871.4 MM RPL: $1,256.6 MM RPL: $1,770.2 MM NPL: $ 33.5 MM NPL: $ 44.5 MM REO & Rental: $ 56.7 MM 1 Includes $366.8 million UPB in RPLs included in joint ventures with third-party institutional investors that are required to be consolidated for GAAP purposes 2 Real estate owned (“REO”) and rental property value is presented at estimated property fair value less expected liquidation costs 5

Portfolio Growth Re-performing Loans UPB 2,500 Property Value Price Millions 2,000 $1,927 $1,770 $1,567 1,500 $1,405 $1,257 $1,201 $1,193 $1,094 $1,029 $975 1,000 $864 $643 $669 $567 500 $435 $64 $73 $49 0 Initial Assets (07/08/14) 9/30/2015 9/30/2016 9/30/2017 9/30/2018 9/30/2019  RPL UPB includes $27.7 million of Small Balance Commercial(SBC) loans , which are performing loans. Includes $366.8 million UPB in RPLs included in joint ventures with third- party institutional investors that are required to be consolidated for GAAP purposes  RPL status stays constant based on initial purchase status 6

Portfolio Growth Non-performing Loans 140 UPB Property Value $117 Millions 120 $113 Price 100 $90 $85 80 $64 $64 $56 $56 60 $53 $44 $44 40 $35 $34 $30 $24 20 0 Initial Assets (07/08/14) 9/30/2015 9/30/2016 9/30/2017 9/30/2018 9/30/2019  NPL status stays constant based on initial purchase status 7

Portfolio Concentrated in Attractive Markets  Clusters of loans in attractive, densely populated markets  Stable liquidity and home prices  Over 80% of the portfolio in our target markets Portland New York / New Jersey Metro Area Las Vegas Washington DC Metro Area Los Angeles San Diego Phoenix Atlanta Dallas Target Markets Houston Orlando Target States Property Management Tampa Miami, Business Management Ft. Lauderdale, REIT, Servicer & Manager Headquarters W. Palm Beach 8

Portfolio Migration Total Pre 3Q2019 Acquisitions ($ in thousands) Acquisition Current Based on Count UPB Count UPB Liquidated- Loans - - 2,138 459,464 Liquidated- Purch REO - - 31 6,114 Sold - - 965 216,367 24for24 820 148,584 3,939 847,661 12for12 572 120,653 899 192,253 7for7 3,248 728,223 176 41,259 4f4-6f6 1,764 389,411 145 33,725 Less than 4f4 2,425 513,948 558 106,557 REO - - 82 26,354 NPL 573 134,493 500 111,672 Purchased REO 34 8,074 3 1,960 9,436 2,043,386 9,436 2,043,386  24 for 24: Loan that has made 24 full payments in the last 24 months  12 for 12: Loan that has made 12 full payments in the last 12 months  7 for 7: Loan that has made 7 full payments in the last 7 months 9  NPL: <1 full payment in the last three months

Subsequent Events  Acquisitions Closed since 09/30/2019  Acquisitions Under Contract1,2  RPL  RPL  UPB: $1.0MM  UPB: $257.7MM  Collateral Value: $1.3MM  Collateral Value: $370.0MM  Price/UPB: 80.3%  Price/UPB: 92.7%  Price/Collateral Value: 62.1%  Price/Collateral Value: 64.6%  6 loans in 2 transactions  1,248 loans in 4 transactions  SBC Properties  NPL  Price: $0.63MM  UPB: $9.9MM  1 property in 1 transaction  Collateral Value: $15.5MM  Price/UPB: 90.5%  Price/Collateral Value: 59.6%  53 loans in 2 transactions  SBC Loans  UPB: $0.84MM  Collateral Value: $1.3MM  Price/UPB: 101.6%  5 loans in 1 transaction  SBC Properties  Price: $7.4MM  6 properties in 6 transactions A dividend of $0.32 per share, to be paid on November 26, 2019 to common stockholders of record as of November 16, 2019 1 While these acquisitions are expected to close, there can be no assurance that these acquisitions will close or that the terms thereof may not change 2 Some of these transactions are expected to close through joint ventures with third-party institutional investors 10

Financial Metrics – Excluding consolidation of the portion of securitizations owned by third-party institutional investors*

($ in thousands)	Excluding the consolidation of 2017 D and 2018 C Q3-19	Q2-19	Q1-19	Q4-18	Q3-18
Interest Income on Loans [1]	21,593	22,268	24,112	23,681	24,626
Interest Income on Debt Securities and Beneficial Interests [2]	3,322	3,140	2,416	1,155	444
Average Loans	1,028,267	1,043,463	1,147,220	1,145,739	1,138,599
Average Loan Yield (net of impairments)	8.7%	8.8%	8.7%	8.5%	8.9%
Average Debt Securities and Beneficial Interests	198,320	192,129	135,449	72,535	32,693
Average Debt Securities and Beneficial Interests Yield	6.9%	6.7%	7.3%	6.5%	5.5%
Average Total Asset Yield	8.4%	8.5%	8.5%	8.4%	8.8%
Total Interest Expense	12,873	13,955	14,166	13,472	12,196
Asset Level Interest Expense	10,312	11,401	11,608	11,116	10,037
Average Asset Level Debt	937,317	983,585	1,000,461	958,606	871,443
Average Asset Level Debt Cost	4.5%	4.7%	4.7%	4.7%	4.7%
Asset Level Net Interest Margin	3.9%	3.8%	3.8%	3.7%	4.2%
Total Average Debt	1,055,673	1,101,627	1,118,095	1,068,658	974,472
Total Average Debt Cost	5.0%	5.2%	5.2%	5.1%	5.1%
Total Net Interest Margin	3.4%	3.3%	3.4%	3.3%	3.7%
Non-Interest Operating Expenses/Avg Assets	1.6%	1.6%	1.7%	1.6%	1.7%
ROAA - ex net REO and loan impairments and losses	2.7%	4.3%	2.5%	2.6%	3.3%
ROAA - Net REO and loan impairments, gains and losses	-0.3%	-0.3%	-0.2%	-0.5%	-0.7%
ROAA - Total	2.4%	4.0%	2.3%	2.2%	2.5%
ROAE - ex net REO and loan impairments and losses [3]	10.9%	18.5%	11.1%	11.1%	12.6%
ROAE - Net REO and loan impairments, gains and losses	-1.1%	-1.3%	-1.0%	-1.8%	-2.8%
ROAE - Total	9.9%	17.2%	10.1%	9.3%	9.8%
Average Leverage Ratio - Asset Backed	2.7	2.9	3.0	2.9	2.7
Average Leverage Ratio - Convertible Debt	0.3	0.3	0.4	0.3	0.3
Average Leverage Ratio - Total	3.0	3.2	3.3	3.2	3.0
Ending Leverage Ratio - Asset Backed [4]	2.9	2.9	3.3	3.2	3.0
Ending Leverage Ratio - Convertible Debt	0.4	0.4	0.4	0.4	0.3
Ending Leverage Ratio - Total [5]	3.2	3.3	3.6	3.6	3.3

[1] Interest income on loans is net of impairments
[2] Interest income on debt securities is net of servicing fee
[3] Return on average equity for the quarter ended June 30, 2019 includes approximately $5.2 million net gain from an RPL sale, after adjusting for foregone interest income, reduced interest expense and other loan related expenses
[4] Excludes the impact of consolidating trusts and convertible debt
[5] Excludes the impact of consolidating trusts

*The Company believes these financial metrics provide investors with useful supplemental information relating to the Company's results of operation and financial performance. These adjusted financial metrics are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the financial measures prepared in accordance with GAAP as reflected on other slides in this presentation. The following slide provides a reconciliation of these financial metrics to the most comparable GAAP measure.

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Financial Metrics - Reconciliation of GAAP consolidated financial metrics to non-GAAP financial metrics excluding the portion of securitizations owned by third-party institutional investors

Reconciliation of GAAP Consolidated to GAAP Consolidated Excluding the Consolidation of 2017 D and 2018 C

($ in thousands)	Q3-19 GAAP Consolidated	Consolidation Impact of 2017 D	Consolidation Impact of 2018 C	Q3-19 Excluding the Consolidation of 2017 D and 2018 C	Q2-19 Excluding the Consolidation of 2017 D and 2018 C	Q1-19 Excluding the Consolidation of 2017 D and 2018 C	Q4-18 Excluding the Consolidation of 2017 D and 2018 C
Interest Income on Loans [1]	23,866	1,286	987	21,593	22,268	24,112	23,681
Interest Income on Debt Securities and Beneficial Interests [2]	3,322	-	-	3,322	3,140	2,416	1,155
Average Loans	1,180,105	77,871	73,967	1,028,267	1,043,463	1,147,220	1,145,739
Average Loan Yield (net of impairments)	8.3%	0.1%	0.2%	8.7%	8.8%	8.7%	8.5%
Average Debt Securities and Beneficial Interests	198,320	-	-	198,320	192,129	135,449	72,535
Average Debt Securities and Beneficial Interests Yield	6.9%	0.0%	0.0%	6.9%	6.7%	7.3%	6.5%
Average Total Asset Yield	8.1%	0.1%	0.2%	8.4%	8.5%	8.5%	8.4%
Total Interest Expense	14,317	660	784	12,873	13,955	14,166	13,472
Asset Level Interest Expense	11,756	660	784	10,312	11,401	11,608	11,116
Average Asset Level Debt	1,057,536	65,201	55,018	937,317	983,585	1,000,461	958,606
Average Asset Level Debt Cost	4.5%	0.0%	-0.1%	4.5%	4.7%	4.7%	4.7%
Asset Level Net Interest Margin	3.6%	0.1%	0.2%	3.9%	3.8%	3.8%	3.7%
Total Average Debt	1,175,892	65,201	55,018	1,055,673	1,101,627	1,118,095	1,068,658
Total Average Debt Cost	5.0%	0.0%	0.0%	5.0%	5.2%	5.2%	5.1%
Total Net Interest Margin	3.2%	0.1%	0.2%	3.4%	3.3%	3.4%	3.3%
Non-Interest Operating Expenses/Avg Assets	1.5%	0.1%	0.0%	1.6%	1.6%	1.7%	1.6%
ROAA - ex net REO and loan impairments and losses	2.4%	0.1%	0.1%	2.7%	4.3%	2.5%	2.6%
ROAA - Net REO and loan impairments, gains and losses	-0.2%	0.0%	0.0%	-0.3%	-0.3%	-0.2%	-0.5%
ROAA - Total	2.2%	0.1%	0.1%	2.4%	4.0%	2.3%	2.2%
ROAE - ex net REO and loan impairments and losses [3]	10.9%	0.0%	0.0%	10.9%	18.5%	11.1%	11.1%
ROAE - Net REO and loan impairments, gains and losses	-1.1%	0.0%	0.0%	-1.1%	-1.3%	-1.0%	-1.8%
ROAE - Total	9.9%	0.0%	0.0%	9.9%	17.2%	10.1%	9.3%
Average Leverage Ratio - Asset Backed	3.0	(0.2)	(0.2)	2.7	2.9	3.0	2.9
Average Leverage Ratio - Convertbile Debt	0.3	-	-	0.3	0.3	0.4	0.3
Average Leverage Ratio - Total	3.4	(0.2)	(0.2)	3.0	3.2	3.3	3.2
Ending Leverage Ratio - Asset Backed [4]	3.0	(0.1)	(0.1)	2.9	2.9	3.3	3.2
Ending Leverage Ratio - Convertible Debt	0.3	0.0	0.0	0.4	0.4	0.4	0.4
Ending Leverage Ratio - Total [5]	3.3	(0.0)	(0.1)	3.2	3.3	3.6	3.6

[1] Interest income on loans is net of impairments

[2] Interest income on debt securities is net of servicing fee

[3] Return on average equity for the quarter ended June 30, 2019 includes approximately $5.2 million net gain from an RPL sale, after adjusting for foregone interest income, reduced interest expense and other loan related expenses

[4] Excludes the impact of consolidating trusts and convertible debt

[5] Excludes the impact of consolidating trusts

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Consolidated Statements of Income (Dollars in thousands except per share amounts) (Unaudited) Three months ended September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 (unaudited) (unaudited) (unaudited) (unaudited) INCOME: Interest income $ 27,723 $ 28,128 $ 29,452 $ 28,484 Interest expense (14,317) (15,439) (15,685) (15,045) Net interest income 13,406 12,689 13,767 13,439 Provision for loan losses (3) (85) (154) (799) Net interest income after provision for loan losses 13,403 12,604 13,613 12,640 Income from equity method investments 583 257 461 134 Gain on sale of mortgage loans 109 7,014 - - Other income 1,221 828 1,110 1,120 Total income 15,316 20,703 15,184 13,894 EXP ENS E: Related party expense - loan servicing fees 2,197 2,274 2,506 2,550 Related party expense - management fee 2,215 1,652 1,688 1,597 Loan transaction expense 52 191 69 24 Professional fees 446 634 862 582 Real estate operating expense 1,216 887 786 858 Other expense 940 1,219 1,081 1,014 Total expense 7,066 6,857 6,992 6,625 Loss on debt extinguishment - 182 - - Income before provision for income tax 8,250 13,664 8,192 7,269 Provision for income tax 27 38 71 (38) Consolidated net income 8,223 13,626 8,121 7,307 Less: consolidated net income attributable to non- 532 599 791 711 controlling interests Consolidated net income attributable to common $ 7,691 $ 13,027 $ 7,330 $ 6,596 stockholders Basic earnings per common share $ 0.39 $ 0.67 $ 0.39 $ 0.35 Diluted earnings per common share $ 0.36 $ 0.56 $ 0.36 $ 0.34 Weighted average shares – basic 19,751,142 19,169,941 18,811,713 18,771,423 Weighted average shares – diluted 28,200,653 27,732,587 27,829,448 27,163,859 13

Consolidated Balance Sheets (Dollars in thousands except per share amounts) ASSETS September 30, 2019 December 31, 2018 (Unaudited) Cash and cash equivalents $ 57,905 $ 55,146 Cash held in trust 21 24 Mortgage loans, net(1,4) 1,164,914 1,310,873 Property held-for-sale, net(2) 16,541 19,402 Rental property, net 38,292 17,635 Investments at fair value 190,768 146,811 Investments in beneficial interests 45,699 22,086 Receivable from servicer 17,406 14,587 Investment in affiliates 9,097 8,653 Prepaid expenses and other assets 13,043 7,654 Total assets $ 1,553,686 $ 1,602,871 LIABILITIES AND EQUITY Liabilities: Secured borrowings, net(1,3,4) $ 631,228 $ 610,199 Borrowings under repurchase transactions 438,388 534,089 Convertible senior notes, net(3) 118,464 117,525 Management fee payable 1,215 881 Accrued expenses and other liabilities 6,427 5,898 Total liabilities 1,195,722 1,268,592 Equity: Preferred stock $0.01 par value; 25,000,000 shares authorized, — — none issued or outstanding Common stock $0.01 par value; 125,000,000 shares authorized, 20,347,509 shares at September 30, 2019 and 18,909,874 shares at 204 189 December 31, 2018 issued and outstanding Additional paid-in capital 283,069 260,427 Treasury stock (397) (270) Retained earnings 49,649 41,063 Accumulated other comprehensive gain/(loss) 1,544 (575) Equity attributable to stockholders 334,069 300,834 Non-controlling interests(5) 23,895 33,445 Total equity 357,964 334,279 Total liabilities and equity $ 1,553,686 $ 1,602,871 (1) Mortgage loans, net include $912.7 million and $897.8 million of loans at September 30, 2019 and December 31, 2018, respectively, transferred to securitization trusts that are variable interest entities (“VIEs”); these loans can only be used to settle obligations of the VIEs. Secured borrowings consist of notes issued by VIEs that can only be settled with the assets and cash flows of the VIEs. The creditors do not have recourse to the primary beneficiary (Great Ajax Corp.). Mortgage loans, net include $1.4 million and $1.2 million of allowance for loan losses at September 30, 2019 and December 31, 2018, respectively. (2) Property held-for-sale, net, includes valuation allowances of $2.0 million and $1.8 million at September 30, 2019 and December 31, 2018, respectively. (3) Secured borrowings and Convertible senior notes are presented net of deferred issuance costs. 14 (4) As of September 30, 2019, balances for Mortgage loans, net includes $350.7 million and Secured borrowings, net of deferred costs includes $295.0 million from the 50.0% and 63.0% owned joint ventures. As of December 31, 2018, balances for Mortgage loans, net includes $377.0 million and Secured borrowings, net of deferred costs includes $231.9 million from the 50.0% and 63.0% owned joint venture, all of which we consolidate under U.S. GAAP. (5) Non-controlling interests includes $21.9 million at September 30, 2019, from the 50.0% and 63.0% owned joint ventures. Non-controlling interests includes $20.4 million at December 31, 2018, from a 50.0% and 63.0% owned joint venture, all of which we consolidate under U.S. GAAP.